Pursuant to Rule 497(b) Registration No. 333-81908 EQUITY FOCUS TRUSTS

REIT Portfolio Series, 2002-A

A UNIT INVESTMENT TRUST

The Equity Focus Trusts—REIT Portfolio Series, 2002-A is a unit investment trust that offers investors the opportunity to purchase units representing proportionate interests in a portfolio of publicly traded domestic real estate investment trusts (REITs) selected primarily for high current income with a secondary objective of possible long term capital appreciation. The value of the Units will fluctuate with the value of the underlying securities.

The minimum purchase is 20 units or $300.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Prospectus dated February 25, 2002
Read and retain this Prospectus for future reference

INVESTMENT PRODUCTS: NOT FDIC INSURED; NO BANK GUARANTEE; MAY LOSE MONEY

EQUITY FOCUS TRUSTS—REIT PORTFOLIO SERIES, 2002-A
INVESTMENT SUMMARY

Use this Investment Summary to help you decide whether the portfolio comprising the Equity Focus Trusts—REIT Portfolio Series, 2002-A is right for you. More detailed information can be found later in this prospectus.

Investment Objective

The objective of the trust is to attempt to provide investors with a high level of current dividend income through a convenient and cost-effective investment in a fixed portfolio consisting of publicly traded domestic real estate investment trusts (REITs) selected by the Sponsor. An additional objective of the trust is the potential for long-term capital appreciation.

There is no guarantee that the objectives of the trust will be achieved.

Investment Strategy

The trust uses a “buy and hold” strategy with a portfolio of stocks, designed to remain fixed over its three-year life. Unlike a mutual fund, the portfolio is not managed; however, a security can be sold under some adverse circumstances.

Investment Concept and Selection Process

The 11 different REITs in the portfolio were selected primarily for the current dividend yields among REITs that are expected to continue to make dividend payments. Selection criteria include extensive analysis of historical financial data, operating cash flow, management expertise, and performance. Achievement of the trust’s objectives is dependent upon several factors including the financial condition of the issuers of the securities and any appreciation of the securities.

Principal Risk Factors

Holders can lose money by investing in this trust. The value of your units may increase or decrease depending on the value of the stocks which make up the trust. In addition, the amount of dividends you receive depends on each particular issuer’s dividend policy, the financial condition of the REITs and general economic conditions. The value of units of the trust will fluctuate with the value of the underlying Securities.

The trust consists primarily of common stocks of domestic issuers. If you invest in the trust, you should understand the potential risks associated with common stocks:

•	The financial condition of the issuer may worsen.

•	The overall stock market may falter.

•
As a common stockholder, your right to receive payments of any kind (including dividends or as a result of a liquidation or bankruptcy) from the issuer is generally inferior to the rights of creditors, debt holders, or preferred stockholders.

•	Common stock is continually subject to stock market fluctuations and to volatile increases or decreases in value as market confidence in and perceptions of issuers change.

In addition, since the portfolio’s holdings consists entirely of shares issued by REITs, an investment in the trust will be subject to risks similar to those associated with the direct ownership of real estate. These risks include:

•	Changes in interest rates and changes in general and local economic conditions.

•	Declines in the value of real estate and the appeal of properties to tenants.

•	Possible lack of availability of mortgage funds.

•	Increases in property taxes and operating expenses.

•	Losses due to clean up costs and liabilities to third parties for damages resulting from environmental problems.

EQUITY FOCUS TRUSTS—REIT PORTFOLIO SERIES, 2002-A
INVESTMENT SUMMARY

Due to the “buy and hold” strategy of a unit investment trust, securities will not usually be sold until the trust terminates, which could mean that the sale price of the trust securities may not be the highest price at which these securities traded during the life of the trust.

Public Offering Price

On the first day units are made available to the public, the Public Offering Price will be approximately $15.00 per unit, with a minimum purchase of $300. This price is based on the net asset value of the trust. Beginning on the Date of Deposit, the Trustee will calculate the Public Offering Price of units by using the last reported sales prices of the securities in the portfolio. The Public Offering Price will change daily because prices of the underlying stocks will fluctuate.

During the initial offering period (which is expected to be only the date of this prospectus although it may be longer) there will be no sales charge added to the Public Offering Price. The Public Offering Price per unit will be calculated by:

•	Adding the combined market value of the underlying stocks to any cash held to purchase securities.

•	Dividing that sum by the number of units outstanding.

•	After the initial offering period only, adding a sales charge.

In addition, the organization costs will be paid by the Sponsor at no cost to the Trust.

Market for Units

The Sponsor intends to repurchase units at a price based on their net asset value. If the Sponsor decides to discontinue the policy of repurchasing units, you can redeem units through the Trustee, at a price determined by using the same formula.

Rollover Option and Termination

When the trust is about to terminate, you may have the option to rollover your proceeds into a future REIT Portfolio Series, if one is available. If you decide not to rollover your proceeds into the next series, you will receive a cash distribution after the trust terminates. You will pay your share of expenses associated with a rollover or termination, including brokerage commissions on the sale of securities. A rollover into a new series generally is a taxable event for you.

Taxation

In general, dividends of the trust will be taxed as ordinary income, whether received in cash or reinvested in additional units.

An exchange of units in the trust for units in another series will be treated as a sale of units, and any gain realized on the exchange, notwithstanding reinvestment, may be subject to federal, state and local income tax. A loss generally would be a capital loss if you hold your units as a capital asset. Deductibility of capital losses are subject to limits.

If you are taxed as an individual and have held your units (and the trust has held the securities) for more than 12 months, you may be entitled to a 20% maximum federal income tax rate on gains, if any, from the sale of your units.

If you are a foreign investor, you should be aware that distributions from the trust will generally be subject to information reporting and withholding taxes, including any income from the trust that is reinvested in additional units.

EQUITY FOCUS TRUSTS—REIT PORTFOLIO SERIES, 2002-A

FEE TABLE

This Fee Table is intended to help you to understand the costs and expenses that you will bear directly or indirectly. See Public Sale of Units and Expenses and Charges. Although the Trust is a unit investment trust rather than a mutual fund, this information is presented to permit a comparison of fees.

Unitholder Transaction Expenses

	As a % of Public Offering Price	Amounts per 100 Units
Sales Charge Imposed on Purchase (as a percentage of offering price)	0.0%*	$0.00

Estimated Cost of Liquidation Securities to Meet Redemptions	.050%	$0.75

Estimated Annual Trust Operating Expenses (as a percentage of average net assets)
	As a % of Net Assets	Amounts per 100 Units
Trustee’s Fee	.082%	$1.23
Maximum Portfolio Supervision, Bookkeeping and Administrative Fees	.040%	$0.60
Other Operating Expenses	.012%	$0.18

Total	.134%	$2.01

Example	Cumulative Expenses and Charges Paid for Period:
	1 year	2 years	3 years
An investor would pay the following expenses and charges on a $10,000 investment, assuming the Trust’s estimated operating expense ratio of .134% and a 5% annual return on the investment throughout the period	$19	$38	$58

The example also assumes reinvestment of all dividends and distributions. The example should not be considered a representation of past or future expenses or annual rate of return. The actual expenses and annual rate of return may be higher or lower.

*	Subsequent to the initial offering period purchases will be subject to a sales charge. See Public Sale of Units—Public Offering Price for further detail.

EQUITY FOCUS TRUSTS—REIT PORTFOLIO SERIES, 2002-A
SUMMARY OF ESSENTIAL INFORMATION
AS OF THE OPENING OF BUSINESS ON FEBRUARY 25, 2002†

Sponsor
Salomon Smith Barney Inc.

Trustee and Distribution Agent
The Bank of New York

Sales Charge
During the initial offering period the Sponsor will offer Units of the Trust with no sales charge. Subsequent to the initial offering period (which is expected to be only the date of this prospectus although it may be longer) the maximum sales charge will be 4.00%, subject to reduction on a graduated scale in the case of quantity purchases. Additionally, commencing March 3, 2003 the maximum sales charge will be 3.00% and commencing March 1, 2004 the maximum sales charge will be 2.00%.

Termination Date
February 28, 2005, or at any earlier time by the Sponsor with the consent of Holders of 51% of the Units then outstanding.

Distributions
Distributions of income, if any, will be made on the Distribution Day to Holders of record on the corresponding Record Day. Distributions will be automatically reinvested in additional units of the Trust unless a Holder elects to receive its distribution in cash. A final distribution will be made upon termination of the Trust.

Record Day
The 10th day of each month.

Distribution Day
The 25th day of each month, commencing April 25, 2002, and upon termination and liquidation of the Trust.

Evaluation Time
5:00 p.m. Eastern time on February 25, 2002 and 4:00 p.m. Eastern time (or earlier close of the New York Stock Exchange) thereafter.

Minimum Value of Trust
The Trust Indenture may be terminated if the net value of the Trust is less than $10,000,000.

Trustee’s Annual Fee
$1.23 per 100 Units

Sponsor’s Annual Fee
Maximum of $.60 per 100 Units.

†    The Initial Date of Deposit. The Date of Deposit is the date on which the Trust Indenture between the Sponsor and the Trustee was signed and the deposit with the Trustee was made.

EQUITY FOCUS TRUSTS—REIT PORTFOLIO SERIES, 2002-A
SUMMARY OF ESSENTIAL INFORMATION
AS OF THE OPENING OF BUSINESS ON FEBRUARY 25, 2002

Portfolio
Number of issuers of common stock	11
Percentage of High Risk Securities (as described in footnote 2 to the Portfolio)	40.97%
Initial Number of Units	66,800
Fractional Undivided Interest in Trust Represented by Each Unit	1/66,800
Public Offering Price per 100 Units
Aggregate Value of Securities in Trust	$1,002,471

Divided by Number of Units of Trust (times 100)	$1,500.71

Public Offering Price per 100 Units	$1,500.71
Plus the amount in the Income and Capital Accounts	$0

Total	$1,500.71

Sponsor’s Repurchase Price and Redemption Price per 100 Units (based on value of underlying Securities)	$1,500.71
Sponsor’s Profit (Loss) on Deposit	$908

INDEPENDENT AUDITORS’ REPORT

To the Sponsor, Trustee and Unit holders of Equity Focus Trusts, REIT Portfolio Series, 2002-A:

We have audited the accompanying statement of financial condition, including the portfolio, of Equity Focus Trusts, REIT Portfolio Series, 2002-A, as of the opening of business on February 25, 2002. This financial statement is the responsibility of the Trustee (see note 1 to the statement of financial condition). Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of financial condition is free of material misstatement. An audit of a statement of financial condition includes examining, on a test basis, evidence supporting the amounts and disclosures in that statement of financial condition. Our procedures included confirmation with the Trustee of an irrevocable letter of credit deposited on February 22, 2002, for the purchase of securities, as shown in the statement of financial condition and portfolio. An audit of a statement of financial condition also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall statement of financial condition presentation. We believe that our audit of the statement of financial condition provides a reasonable basis for our opinion.

In our opinion, the statement of financial condition referred to above presents fairly, in all material respects, the financial position of Equity Focus Trusts, REIT Portfolio Series, 2002-A, as of the opening of business on February 25, 2002, in conformity with accounting principles generally accepted in the United States of America.

New York, New York
February 25, 2002

EQUITY FOCUS TRUSTS — REIT PORTFOLIO SERIES, 2002-A

Statement of Financial Condition as of the opening of business on February 25, 2002

TRUST PROPERTY(1)
Investment in Securities:
Contracts to purchase Securities(2)	$1,002,471

Total	$1,002,471

INTEREST OF UNITHOLDERS
66,800 Units of fractional undivided interest outstanding:
Cost to investors(3)	1,002,471

Net amount applicable to investors	1,002,471

Total	$1,002,471

(1)
The Trustee has custody of and responsibility for all accounting and financial books, records, financial statements and related data of the Trust and is responsible for establishing and maintaining a system of internal controls directly related to, and designed to provide reasonable assurance as to the integrity and reliability of, financial reporting of the Trust. The Trustee is also responsible for all estimates and accruals reflected in the Trust’s financial statement. Actual costs could differ from these estimates.

(2)
Aggregate cost to the Trust of the Securities listed under Portfolio of the Trust, on the Initial Date of Deposit, is determined by the Trustee on the basis set forth in footnote 5 to the Portfolio. See also the column headed Market Value of Securities. An irrevocable letter of credit in the amount of $2,000,000 has been deposited with the Trustee for the purchase of Securities. The letter of credit was issued by Svenska Handelsbanken.

(3)	Aggregate public offering price computed on the basis set forth under Public Sale of Units—Public Offering Price.

PORTFOLIO OF EQUITY FOCUS TRUSTS—REIT PORTFOLIO SERIES, 2002-A  AS OF THE OPENING OF BUSINESS ON FEBRUARY 25, 2002

Securities(1)	Stock Symbol	Investment Ranking(2)	Number of Shares(3)	Percentage of Portfolio	Current Dividend Yield(4)	Market Value of Securities(5)
Alexandria Real Estate Equities, Inc. #	ARE	2H	2,700	11.22%	4.42%	$112,455
Archstone-Smith Trust	ASN	2M	1,050	2.71	6.56%	27,195
Colonial Properties Trust #	CLP	2H	1,700	5.61	7.98%	56,270
Equity Office Properties Trust	EOP	1M	950	2.73	6.93%	27,417
Home Properties of New York, Inc. #	HME	2M	2,575	8.40	7.34%	84,203
The Macerich Company #	MAC	2M	5,100	14.21	7.88%	142,443
The Mills Corporation #	MLS	2H	4,700	12.89	7.75%	129,203
Nationwide Health Properties, Inc. #	NHP	2H	5,700	11.25	9.30%	112,746
Prentiss Properties Trust †	PP	N/R	3,950	11.19	7.54%	112,141
Realty Income Corporation #	O	2M	1,775	5.62	7.19%	56,321
Vornado Realty Trust #	VNO	1M	3,325	14.17	6.18%	142,077

				100.00%		$1,002,471

The Notes following the Portfolio are an integral part of the Portfolio.

Notes to Portfolio

(1)
All Securities are represented entirely by contracts to purchase Securities, which were entered into by the Sponsor on February 22, 2002. All contracts for domestic Securities are expected to be settled by the initial settlement date for the purchase of Units.

(2)	Salomon Smith Barney has assigned these rankings according to the following system, which uses two codes: a letter for the level of risk (L,M,H,S or V) and a number for performance expectation (1-5).

RISK assesses predictability of earnings/dividends and stock price volatility:

L	(Low Risk): highly predictable earnings/dividends, low price volatility
M	(Moderate Risk): moderately predictable earnings/dividends, moderate price volatility
H	(High Risk): low predictability of earnings/dividends, high price volatility
S	(Speculative): exceptionally low predictability of earnings/dividends, highest risk of price volatility
V	(Venture): risk and return consistent with venture capital, suitable only for well-diversified portfolios

PERFORMANCE rankings indicate the expected total return (capital gain or loss plus dividends) over the next 12-18 months, assuming an unchanged, or “flat” market; performance expectations depend on the risk category assigned to the stock, as shown in the following chart.

	Low Risk	Moderate Risk	High Risk	Speculative
1 (Buy)	Over 15%	Over 20%	Over 25%	Over 30%
2 (Outperform)	5% to 15%	5% to 20%	10% to 25%	10% to 30%
3 (Neutral)	-5% to 5%	-5% to 5%	-10% to 10%	-10% to 10%
4 (Underperform)	-5% to -15%	-5% to -15%	-10% to -20%	-10% to -20%
5 (Sell)	-15% or worse	-15% or worse	-20% or worse	-20% or worse

These rankings represent current opinions of Salomon Smith Barney research analysts and are, of course, subject to change; no assurance can be given that the stocks will perform as expected. These rankings have not been audited by KPMG LLP.
(3)	Per 66,800 Units.
(4)
Current Dividend Yield for each security was calculated by annualizing the last monthly, quarterly or semi-annual dividend declared on the security and dividing the result by its market value as of the close of trading on February 22, 2002.

(5)
Valuation of Securities by the Trustee was made using the market value per share as of the Evaluation Time on February 22, 2002. Subsequent to the Initial Date of Deposit, Securities are valued as follows: for Securities quoted on a national securities exchange or Nasdaq National Market System, or a foreign securities exchange, at the last reported sale prices, or if no price exists, at the mean between the last reported bid and offer prices, or for Securities not so quoted, at the mean between bid and offer prices on the over-the-counter market. See Redemption—Computation of Redemption Price Per Unit.

The following information is unaudited:

†
Due to restrictons on resale imposed on the Trust, this Security is deemed to be illiquid and a Restricted Security. See Risk Factors—Real Estate Investment Trusts—Liquidity. This Security has not been assigned a ranking by Salomon Smith Barney Inc. as of the Initial Date of Deposit.

#
Within the last three years, Salomon Smith Barney Inc., including its parent, subsidiaries, affiliates and/or predecessor firms, has acted as manager (co-manager) of a public offering of the securities of this company or an affiliate.

In addition, investment analysts and other employees of Salomon Smith Barney Inc., including its parent, subsidiaries and/or affiliates, recommending and selecting the portfolio may have a position in securities or options of any of the companies included in the Trust.

DESCRIPTION OF THE TRUST

Objective of the Trust

The objective of Equity Focus Trusts, REIT Portfolio Series, 2002-A (the “Trust”) is to provide investors with a high level of current dividend income for the Trust portfolio (the “Portfolio”) through a convenient and cost-effective investment in a fixed portfolio consisting of 11 publicly traded domestic real estate investment trusts (REITs) (the “Securities”) selected by the Sponsor for the Trust portfolio (the “Portfolio”). An additional objective of the Trust is the potential for long-term capital appreciation. The REITs in the portfolio were selected primarily for the current dividend yields among REITs that are expected to continue to make dividend payments. Selection criteria include extensive analysis of historical financial data, operating cash flow, management expertise, and performance. Achievement of the Trust’s objectives is dependent upon several factors including the financial condition of the issuers of the Securities and any appreciation of the Securities. Furthermore, because of various factors, including without limitation, Trust sales charges and expenses, unequal weightings of stocks brokerage costs and any delays in purchasing securities with cash deposited, investors in the Trust may not realize as high a total return as the theoretical performance of the underlying stocks in the Portfolio.

Structure and Offering

This Series of Equity Focus Trusts is a “unit investment trust.” The Trust was created under New York law by a Trust Indenture (the “Indenture”) between the Sponsor and the Trustee. To the extent references in this Prospectus are to articles and sections of the Indenture, which is incorporated by reference into this Prospectus, the statements made herein are qualified in their entirety by such reference. On the date of this Prospectus, each unit of the Trust (a “Unit”) represented a fractional undivided interest in the Securities listed under Portfolio set forth under the Summary of Essential Information. Additional Units of the Trust will be issued in the amount required to satisfy purchase orders by depositing in the Trust cash (or a bank letter of credit in lieu of cash) with instructions to purchase Securities, contracts to purchase Securities together with irrevocable letters of credit, or additional Securities. On each settlement date (estimated to be three business days after the applicable date on which Securities were deposited in the Trust), the Units will be released for delivery to investors and the deposited Securities will be delivered to the Trustee. As additional Units are issued by the Trust as a result of the deposit of cash (or a letter of credit in lieu of cash) with instructions to purchase additional Securities, the aggregate value of the Securities in the Trust will be increased and the fractional undivided interest in the Trust represented by each Unit will be decreased. There is no limit on the time period during which the Sponsor may continue to make additional deposits of Securities into the Trust.

During the 90-day period following the Initial Date of Deposit additional deposits of cash or Securities in connection with the issuance and sale of additional Units will maintain to the extent practicable the original proportionate relationship among the number of shares of each Security in the Portfolio of the Trust. The proportionate relationship among the Securities in the Trust will be adjusted to reflect the occurrence of a stock dividend, a stock split or a similar event which affects the capital structure of the issuer of a Security in the Trust but which does not affect the Trust’s percentage ownership of the common stock equity of such issuer at the time of such event. It may not be possible to maintain the exact original proportionate relationship among the Securities deposited on the Initial Date of Deposit because of, among other reasons, purchase requirements, changes in prices, brokerage commissions or unavailability of Securities. Replacement Securities may be acquired under specified conditions when Securities originally deposited are unavailable (see Administration of the Trust—Trust Supervision). Units may be continuously offered to the public by means of this Prospectus (see Public Sale of Units—Public Distribution) resulting in a potential increase in the number of Units outstanding. Deposits of Additional Securities subsequent to the 90-day period following the Initial Date of Deposit must replicate exactly the proportionate relationship among the number of shares of each of the Securities comprising the Portfolio of the Trust at the end of the initial 90-day period.

The Public Offering Price of Units prior to the Evaluation Time specified in the Summary of Essential Information on any day will be based on the aggregate value of the Securities in the Trust on that day at the Evaluation Time, plus a sales charge, if applicable. The Public Offering Price for the Trust will thus vary in the future from the amount set forth in the Summary of Essential Information. See Public Sale of Units-Public Offering Price for a complete description of the pricing of Units.

The Sponsor will execute orders to purchase in the order it determines, in good faith, that they are received. However, it is expected that indications of interest received prior to the effectiveness of the registration of the Trust which become orders upon effectiveness will be accepted according to the order in which the indications of interest were received. Units will be sold to investors at the Public Offering Price next computed after receipt of the investor’s order to purchase Units. The Sponsor reserves the right to accept or reject any purchase order in whole or in part.

Subsequent to the 90-day period following the Initial Date of Deposit, the holders (“Holders”) of Units of the Trust of $100,000 or more will have the right to have their Units redeemed for the Securities underlying the Units (see Redemption). If any Units are redeemed, the aggregate value of Securities in the Trust will be reduced and the fractional undivided interest in the Trust represented by each remaining Unit will be increased. Units of the Trust will remain outstanding until redeemed upon request to the Trustee by any Holder (which may include the Sponsor), or termination of the Indenture (see Administration of the Trust—Amendment and Termination).

The Portfolio

The Portfolio is diversified among REITs that the Sponsor believes offer an opportunity for high current income and potential capital appreciation over the medium term. The Sponsor believes that these potential higher yielding Securities may reflect the risks associated with the real estate market generally but that the diversification among different issuers should minimize the exposure to any single issuer. However, investors should carefully review the Portfolio and the objectives of the Trust and consider their ability to assume the risks involved before investing in the Trust. (See Description of the Trust—Risk Factors below.)

REITs are a creation of the tax law. REITs essentially operate as a corporation or business trust that are allowed a special deduction for dividends paid to shareholders that effectively can eliminate the level of tax at the REIT level provided the REIT satisfies the requirements of Sections 856 through 860 of the Internal Revenue Code. The primary tests for tax-qualified status are that the REIT (i) be managed by trustees or directors, (ii) issue transferable shares to its owners, (iii) have at least 100 shareholders, (iv) have no more than 50% of the shares held by five or fewer individuals, (v) invest substantially all of its capital in real estate-related assets and derive substantially all of its gross income from real estate-related assets and (vi) distribute at least 90% of its taxable income to its shareholders each year.

The Securities deposited in the Trust on the initial date of deposit consist entirely of interests in Equity REITs. There are two principal types of REITs: Equity REITs which typically hold 75% of their invested assets in the ownership of real estate and benefit from the underlying net rental income generated from the properties, and Mortgage REITs, which typically hold 75% of their invested assets in mortgages which are secured by real estate assets and benefit predominantly from the difference between the interest income on the mortgage loans and the interest expense on the capital used to finance the loans. A third type, Hybrid REITs, combines the investment strategies of the Equity REITs and the Mortgage REITs.

In addition to being classified according to investment type, REITs may be categorized further in terms of their specialization by property type (e.g., apartments, office, healthcare, regional malls, industrial, retail, etc.,) or geographic focus (nationwide, regional or metropolitan area). Additional stratification is then possible within certain product types.

The results of ownership of Units will differ from the results of ownership of the underlying Securities of the Trust for various reasons, including:

•	sales charges and expenses of the Trust,
•	the Portfolio may not be fully invested at all times,
•	the stocks are normally purchased or sold at prices different from the closing price used to determine the Trust’s net asset value, and
•	not all stocks may be weighted in the initial proportions at all times.

Advertising and sales literature for the Trust may include excerpts from the Sponsor’s research reports on one or more of the REITs in the Trust, including a brief description of its businesses and market sector, and the basis on which the REIT was selected.

All of the Securities are publicly traded either on a stock exchange or in the over-the-counter market. Most of the contracts to purchase Securities deposited initially in the Trust are expected to settle in three business days, in the ordinary manner for such Securities.

The Trust consists of such Securities as may continue to be held from time to time in the Trust and any additional and replacement Securities and any money market instruments acquired and held by the Trust pursuant to the provisions of the Indenture (including the provisions with respect to the deposit into the Trust of Securities in connection with the sale of additional Units to the public) together with undistributed income therefrom and undistributed and uninvested cash realized from the disposition of
Securities. (See Administration of the Trust—Accounts and Distributions; Trust Supervision.) The Indenture authorizes, but does not require, the Trustee to invest the net proceeds of the sale of any Securities in eligible money market instruments to the extent that the proceeds are not required for the redemption of Units. Any money market instruments acquired by the Trust must be held until maturity and must mature no later than the next Distribution Day and the proceeds distributed to Holders at that time. If sufficient Securities are not available at what the Sponsor considers a reasonable price, excess cash received on the creation of Units may be held in an interest-bearing account with the Trustee until that cash can be invested in Securities.

Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the Securities. However, should any contract deposited hereunder (or to be deposited in connection with the sale of additional Units) fail, the Sponsor shall, on or before the next following Distribution Day, cause to be refunded the attributable sales charge, if any, plus the attributable Market Value of Securities listed under the Portfolio of the Trust, unless substantially all of the monies held in the Trust to cover the purchase are reinvested in replacement Securities in accordance with the Indenture. (See Administration of the Trust—Trust Supervision.)

Because certain of the Securities from time to time may be sold, or their percentage may be reduced under certain extraordinary circumstances described below, or because Securities may be distributed in redemption of Units, no assurance can be given that the Trust will retain for any length of time its present size (see Redemption; Administration of the Trust—Amendment and Termination). For Holders who do not redeem their Units, investments in Units of the Trust will be liquidated on the fixed date specified under Mandatory Termination of Trust, and may be liquidated sooner if the net asset value of the Trust falls below that specified under Minimum Value of Trust set forth in the Summary of Essential Information (see Risk Factors).

Portfolio Acquisition

On the Initial Date of Deposit all of the Securities deposited in the Trust were acquired by the Sponsor in open market purchases on the American or New York Stock Exchanges. Subsequent to the Initial Date of Deposit, it is expected that the Securities in the Trust will be purchased primarily from the Sponsor in transactions in which the Sponsor will act as sole underwriter to the issuers of the Securities, except for one which will be purchased from the Sponsor in a private placement. These transactions will be effected to the Sponsor at prices below the current market value of the Securities due to various factors, including the size of the purchase, expectation of holding period and cost of issuance. All of the Securities will be deposited in the Trust based upon their market value as of the Dates of Deposit. As a result of the Sponsor’s ability to purchase these Securities below market value, the Sponsor will offer Units of the Trust with no sales charge during the initial offering period. By virtue of buying stocks at below market prices, the Sponsor will realize a profit on the deposit of the Securities to the Trust in an amount of up to 5% of the market value of these Securities. Notwithstanding the preceding, the Sponsor may create additional Units by depositing Securities acquired on the applicable national stock exchanges.

Income

There is no assurance that dividends will be declared or paid in the future on the Securities.

Record and Distribution Days for the Trust are set forth under the Summary of Essential Information. Income distributions, if any, will be automatically reinvested in additional Units of the Trust, subject only to the remaining applicable Deferred Sales Charge deduction, unless a Holder elects to receive his distributions in cash (see Reinvestment Plan). Because dividends on the Securities are not received by the Trust at a constant rate throughout the year and because the issuers of the Securities may change the schedules or amounts or dividend payments, any distributions, whether reinvested or paid in cash, may be more or less than the amount of dividend income actually received by the Trust and credited to the income account established under the Indenture (the “Income Account”) as of the Record Day.

RISK FACTORS

Common Stock

An investment in Units entails certain risks associated with any investment in common stocks. For example, the financial condition of the issuers of the Securities or the general condition of the common stock market may worsen and the value of the Securities and therefore the value of the Units may decline. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including:

•	expectations regarding government economic, monetary and fiscal policies,

•	inflation and interest rates,

•	economic expansion or contraction, and

•	global or regional political, economic or banking crises.

The Sponsor’s buying and selling of the Securities, especially during the initial offering of Units of the Trust or to satisfy redemptions of Units may impact upon the value of the underlying Securities and the Units. The publication of the list of the Securities selected for the Trust may also cause increased buying activity in certain of the REITs comprising the Portfolio. After such announcement, investment advisory and brokerage clients of the Sponsor and its affiliates may purchase individual Securities appearing on the list during the course of the initial offering period. Such buying activity in the stock of these REITs prior to the purchase of the Securities by the Trust may cause the Trust to purchase the REITs at a higher price than those buyers who effect purchases prior to purchases by the Trust and may also increase the amount of the profit realized by the Sponsor on the purchase of the Securities from their issuers. In addition, the issuance of the additional Securities by the REITs in the transactions underwritten by the Sponsor may, in certain circumstances, have an adverse impact on the value of the Securities and the Units.

Securities representing 40.97% of the value of the Portfolio have been ranked High Risk by the Sponsor’s Research Department, described as “low predictability of earnings/dividends; high price volatility”.

Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally inferior to those of creditors or holders of debt obligations or preferred stocks of such issuers. Shareholders of common stocks of the type held by the Trust have a right to receive dividends only when, if, and in the amounts, declared by the issuer’s board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or provided for. By contrast, holders of preference stocks have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, normally on a cumulative basis. Dividends on cumulative preferred stock must be paid before any dividends are paid on common stock and any cumulative preferred stock dividend which has been omitted is added to future dividends payable to the holders of such cumulative preferred stock. Preferred stocks are also entitled to rights on liquidation which are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stock.

Moreover, common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the economic interest of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Further, unlike debt securities which typically have a stated principal amount payable at maturity, common stocks have neither a fixed principal amount nor a maturity, and have values which are subject to market fluctuations for as long as they remain outstanding.

Holders will be unable to dispose of any of the Securities in the Portfolio, as such, and will not be able to vote the Securities. As the holder of the Securities, the Trustee will have the right to vote all of the voting stocks in the Trust and will vote in accordance with the instructions of the Sponsor.

Real Estate Investment Trusts

General — Real estate investment trusts (“REITs’’) are financial vehicles that seek to pool capital from a number of investors in order to participate directly in real estate ownership or financing; REITs are usually managed by separate advisory companies for a fee which is ordinarily based on a percentage of the assets of the REIT in addition to reimbursement of operating expenses. Since the Trust will consist entirely of shares issued by REITs, an investment in the Trust will be subject to varying degrees of risk generally incident to the ownership of real property (in addition to securities market risks). The underlying value of the Trust’s Securities and the Trust’s ability to make distributions to its Holders may be adversely affected by adverse changes in national economic conditions, adverse changes in local market conditions due to changes in general or local economic conditions and neighborhood characteristics, increased competition from other properties, obsolescence of property, changes in the availability, cost and terms of mortgage funds, the impact of present or future environmental legislation and compliance with environmental laws, the ongoing need for capital improvements, particularly in older properties, changes in real estate tax rates and other operating expenses, regulatory and economic impediments to raising rents, adverse changes in governmental rules and fiscal policies, dependency on management skills, civil unrest, acts of God, including earthquakes and other natural disasters (which may result in uninsured losses), acts of war and terrorism, adverse changes in zoning laws, and other factors which are beyond the control of the issuers of the REITs in the Trust.

REITs have been compared to bond equivalents (paying to the REIT holders their pro rata share of the REITs annual taxable income). In general, the value of bond equivalents changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a bond equivalent portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the value of a bond equivalent portfolio invested at lower yields can be expected to decline. Consequently, the value of the REITs may at times be particularly sensitive to devaluation in the event of rising interest rates. Equity REITs are less likely to be affected by interest rate fluctuations than Mortgage REITs and the nature of the underlying assets of an Equity REIT, i.e., investments in real property, may be considered more tangible than that of a Mortgage REIT. Equity REITs are more likely to be adversely affected by decreases in the value of the underlying property it owns than Mortgage REITs.

REITs may concentrate investments in specific geographic areas or in specific property types, i.e., apartments, office, healthcare, regional malls, industrial and retail; the impact of economic conditions on REITs can also be expected to vary with geographic location and property type. Variations in rental income and space availability and vacancy rates in terms of supply and demand are additional factors affecting real estate generally and REITs in particular. In addition, investors should be aware that REITs may not be diversified and are subject to the risks of financing projects. REITs are also subject to defaults by borrowers, self-liquidation, the market’s perception of the REIT industry generally, and the possibility of failing to qualify for tax-free passthrough of income under the Internal Revenue Code, and to maintain exemption from the Investment Company Act of 1940. A default by a borrower or lessee may cause the REIT to experience delays in enforcing its rights as mortgagee or lessor and to incur significant costs related to protecting its investments.

Uninsured Losses — The issuer of REITs generally maintain comprehensive insurance on presently owned and subsequently acquired real property assets, including liability, fire and extended coverage. However, there are certain types of losses, generally of a catastrophic nature, such as earthquakes and floods or acts of war and terrorism, that may be uninsurable or not economically insurable, as to which the REITs properties are at risk in their particular locales. The management of REIT issuers use their discretion in determining amounts, coverage limits and deductibility provisions of insurance, with a view to requiring appropriate insurance on their investments at a reasonable cost and on suitable terms. This may result in insurance coverage that in the event of a substantial loss would not be sufficient to pay the full current market value or current replacement cost of the lost investment. Inflation, changes in building codes, and ordinances, environmental considerations, and other factors also might make it infeasible to use insurance proceeds to replace a facility after it has been damaged or destroyed. Under such circumstances, the insurance proceeds received by REITs might not be adequate to restore its economic position with respect to such property.

Environmental Liability — Under various federal, state, and local environmental laws, ordinances and regulations, a current or previous owner or operator of real property may be liable for the costs of removal or remediation of hazardous or toxic substances on, under or in such property. Such laws often impose liability whether or not the owner or operator caused or knew of the presence of such hazardous or toxic substances and whether or not the storage of such substances was in violation of a tenant’s lease. In addition, the presence of hazardous or toxic substances, or the failure to remediate such property properly, may adversely affect the owner’s ability to borrow using such real property as collateral. No assurance can be given that one or more of the REITs in the Trust may not be presently liable or potentially liable for any such costs in connection with real estate assets they presently own or subsequently acquire while such REITs are held in the Trust.

Americans with Disabilities Act — Under the Americans with Disabilities Act of 1990 (the “ADA”), all public accommodations are required to meet certain federal requirements related to physical access and use by disabled persons. In the event that any of the REITs in the Trust invest in or hold mortgages on real estate properties subject to the ADA, a determination that any such properties are not in compliance with the ADA could result in imposition of fines or an award of damages to private litigants. If any of the REITs in the Trust were required to make modifications to comply with the ADA, the REIT’s ability to make expected distributions to the Trust could be adversely affected, thus adversely affecting the ability of the Trust to make distributions to Holders.

Property Taxes — Real estate generally is subject to real property taxes. The real property taxes on the properties underlying the REITs in the Trust may increase or decrease as property tax rates change and as the properties are assessed or reassessed by taxing authorities.

Liquidity — Although the Securities in the Trust, except for Restricted Securities as defined below, if any, themselves are listed on a national securities exchange or Nasdaq National Market System and are liquid, real estate investments, the primary holdings of each of the Securities in the Trust are relatively illiquid. Therefore, the ability of the issuers of the Securities in the Trust to vary their portfolios in response to changes in economic and other conditions will be limited and, hence, may adversely affect the value of the Units. There can be no assurance that any issuer of a Security will be able to dispose of its underlying real estate assets when it finds disposition advantageous or necessary or that the sale price of any disposition will recoup or exceed the amount of its investment.

The Trust may purchase securities that are not registered under the Securities Act (“Restricted Securities”), but can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act. Since it is not possible to predict with assurance exactly how this market for Restricted Securities sold and offered under Rule 144A will develop, the Sponsor will carefully monitor the Trust’s investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. This investment could have the effect of increasing the level of illiquidity in the Trust to the extent that qualified institutional buyers become for a time uninterested in purchasing these Restricted Securities.

Dividends

Since the Securities are all common stocks, and the income stream produced by dividend payments thereon is unpredictable, the Sponsor cannot provide any assurance that dividends will be sufficient to meet any or all expenses of the Trust. If dividends are insufficient to cover expenses, it is likely the Securities will have to be sold to meet Trust expenses. See Expenses and Charges—Payment of Expenses. Any such sales may result in capital gains or losses to Holders. See Taxes.

Fixed Portfolio

Investors should be aware that the Trust is not “managed” and as a result, the adverse financial condition of a company will not result in the elimination of its securities from the Portfolio of the Trust except under extraordinary circumstances. Investors should note in particular that the Securities were selected on the basis of the criteria set forth under Objective of the Trust and that the Trust may continue to purchase or hold Securities originally selected though this process even though the evaluation of the attractiveness of the Securities may have changed. A number of the Securities in the Trust may also be owned by other clients of the Sponsor. However, because these clients may have differing investment objectives, the Sponsor may sell certain Securities from those accounts in instances where a sale by the Trust would be impermissible, such as to maximize return by taking advantage of market fluctuations. See Administration of the Trust—Trust Supervision. In the event a public tender offer is made for a Security or a merger or acquisition is announced affecting a Security, the Sponsor may instruct the Trustee to tender or sell the Security on the open market when, in its opinion, it is in the best interest of the holders of the Units to do so.

Although the Portfolio is regularly reviewed and evaluated and the Sponsor may instruct the Trustee to sell Securities under certain limited circumstances, Securities will not be sold by the Trust to take advantage of market fluctuations or changes in anticipated rates of appreciation. As a result, the amount realized upon the sale of the Securities may not be the highest price attained by an individual Security during the life of the Trust. The Sponsor has currently assigned certain rankings to most of the issuers of Securities based on stock performance expectations and levels of risk (see footnote 2 to the Portfolio). These rankings are subject to change. Securities will not necessarily be sold by the Trust based on a change in rankings, although the Sponsor intends to review the desirability of holding any Security if its ranking is either reduced below 3 or reduced to S or V. See Administration of the Trust—Trust Supervision for a discussion of the other circumstances which may cause the Sponsor to review the desirability of retaining the Securities.

The prices of single shares of each of the Securities in the Trust vary widely, and the effect of a dollar of fluctuation, either higher or lower, in stock prices will be much greater as a percentage of the lower-price stocks’ purchase price than as a percentage of the higher-price stocks’ purchase price.

Additional Securities

Investors should note that in connection with the issuance of additional Units during the Public Offering Period the Sponsor may deposit additional Securities, cash (or a letter of credit in lieu of cash) with instructions to purchase Securities or contracts to purchase Securities, in each instance maintaining the original proportionate relationship, subject to adjustment under certain circumstances, among the number of shares of each Security in the Trust. To the extent the price of a Security increases or decreases between the Initial Date of Deposit and the time the Security is purchased, Units may represent less or more of that Security and more or less of the other Securities in the Trust. In addition, brokerage fees (if any) incurred in purchasing Securities with cash deposited with instructions to purchase the Securities will be an expense of the Trust. Price fluctuations between the time of deposit and the time the Securities are purchased, and payment of brokerage fees, will affect the value of every Holder’s Units and the Income per Unit received by the Trust.

Termination

At termination of the Trust, the Sponsor reserves the right to sell Securities over a period of up to 20 business days to lessen the impact of its sales on the market price of the Securities. The proceeds received by Holders following the termination of the Trust will reflect the actual sales proceeds received on the Securities, which will likely differ from the closing sales price on the Termination Date. In addition, the Trust may be terminated at any time and all outstanding Units liquidated if the net asset value of the Trust falls below $10,000,000. Investors should note that if the net asset value of the Trust should fall below the applicable minimum value, the Sponsor may then in its sole discretion terminate the Trust before the Termination Date specified in the Summary of Essential Information.

Legal Proceedings and Legislation

At any time after the Initial Date of Deposit, additional legal proceedings may be initiated on various grounds, or legislation may be enacted, with respect to any of the Securities in the Trust or to matters involving the business of the issuer of the Securities. There can be no assurance that future legal proceedings or legislation will not have a material adverse impact on the Trust or will not impair the ability of the issuers of the Securities to achieve their business and investment goals.

PUBLIC SALE OF UNITS

Public Offering Price

During the initial offering period (which is expected to be only the date of this prospectus although it may be longer), the Public Offering Price of the Units is computed by adding to the aggregate value of the Securities in the Trust (as determined by the Trustee) any cash held to purchase Securities, divided by the number of Units outstanding, with no sales charge.

Purchasers on February 25, 2002 (the first day Units will be available to the public) will be able to purchase Units at approximately $15.00 each. To allow Units to be priced at approximately $15.00, the Units outstanding as of the Evaluation Time on February 25, 2002 (all of which are held by the Sponsor) will be split (or split in reverse). The Public Offering Price on any subsequent date will vary from the Public Offering Price on the date of the initial Prospectus (set forth under Investment Summary) in accordance with fluctuations in the aggregate value of the underlying Securities. Units will be sold to investors at the Public Offering Price next determined after receipt of the investor’s purchase order. A proportionate share of the amount in the Income Account (described under Administration of the Trust—Accounts and Distributions) on the date of delivery of the Units to the purchaser is added to the Public Offering Price.

After the initial offering period (which is expected to be only the date of this prospectus although it may be longer), the Public Offering Price of the Units of the Trust will be determined by adding to the aggregate value of the Securities in the

Trust a sales charge equal to 4.0% of the Public Offering Price (4.167% of the net amount invested), plus a pro rata portion of the amounts, if any, in the Income Account. The sales charge applicable to quantity purchases is reduced on a graduated scale for sales to any purchaser of at least $50,000. Sales charges (until March 3, 2003) are as follows:

Amount Purchased	Percent of Offering Price	Percent of Net Amount Invested
Fewer than $50,000	4.00%	4.167%
$50,000 but less than $100,000	3.50	3.627
$100,000 but less than $250,000	3.00	3.093
$250,000 but less than $500,000	2.50	2.564
$500,000 but less than $1,000,000	2.00	2.041
$1,000,000 or more	1.50	1.523

Commencing March 3, 2003 the sales charge will be reduced as follows:

Amount Purchased	Percent of Offering Price	Percent of Net Amount Invested
Fewer than $50,000	3.000%	3.093%
$50,000 but less than $100,000	2.625	2.696
$100,000 but less than $250,000	2.250	2.302
$250,000 but less than $500,000	1.875	1.911
$500,000 but less than $1,000,000	1.500	1.523
$1,000,000 or more	1.125	1.138

Commencing March 1, 2004, the sales charge will be reduced as follows:

Amount Purchased	Percent of Offering Price	Percent of Net Amount Invested
Fewer than $50,000	2.00%	2.041%
$50,000 but less than $100,000	1.75	1.781
$100,000 but less than $250,000	1.50	1.523
$250,000 but less than $500,000	1.25	1.266
$500,000 but less than $1,000,000	1.00	1.010
$1,000,000 or more	0.75	0.756

The above graduated sales charges will apply to all purchases on any one day by the same purchaser of Units in the amounts stated. Purchases of Units will not be aggregated with purchases of units of any series of a unit investment trust sponsored by Salomon Smith Barney. Units held in the name of the spouse of the purchaser or in the name of a child of the purchaser under 21 years of age are deemed to be registered in the name of the purchaser for purposes of calculating the applicable sales charge. The graduated sales charges are also applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account.

Valuation of Securities by the Trustee is made as of the close of business on the New York Stock Exchange on each business day. Securities quoted  on national stock exchange or Nasdaq National Market are valued at the closing sale price, or, if no closing sales price exists, at the mean between the closing bid and offer prices. Securities not so quoted are valued at the mean between bid and offer prices.

The holders of units of any outstanding unit investment trust (the “Exchangeable Series”) may exchange units of the Exchangeable Series for Units of the Trust at their relative net asset values. An exchange of Exchangeable Series units for Units of the Trust will generally be a taxable event. The Sponsor reserves the right to modify, suspend or terminate this exchange privilege at any time.

Employees of the Sponsor and its subsidiaries, affiliates and employee-related accounts may purchase Units pursuant to employee benefit plans, at a price equal to the aggregate value of the Securities in the Trust divided by the number of Units outstanding. Sales to these plans involve less selling effort and expense than sales to employee groups of other companies.

Public Distribution

Units will be distributed to the public at the Public Offering Price through the Sponsor, as sole underwriter of the Trust, and may also be distributed through dealers.

The Sponsor intends to qualify Units of the Trust for sale in all states of the United States where qualification is deemed necessary through the Sponsor and dealers who are members of the National Association of Securities Dealers, Inc. Sales to dealers, if any, will initially be made at prices which represent a concession from the Public Offering Price per Unit to be established at the time of sale by the Sponsor.

Underwriter’s and Sponsor’s Profits

On the Initial Date of Deposit, the Sponsor realized a profit or loss on deposit of the Securities into the Trust in the amount set forth under Investment Summary, which equals the difference between the cost of the Securities to the Trust (which is based on the aggregate value of the Securities on the Date of Deposit) and the purchase price of such Securities to the Sponsor. In the event that subsequent deposits are effected by the Sponsor with the deposit of Securities (as opposed to cash or a letter of credit) with respect to the sale of additional Units to the public, the Sponsor similarly may realize a profit or loss. The Sponsor will also realize a profit in an amount of up to 5% of the market value of the Securities by virtue of buying such Securities in underwritten transactions at prices below their market value (see Description of the Trust—Portfolio Acquisition). The Sponsor also may realize profits or sustain losses as a result of fluctuations after the Initial Date of Deposit in the aggregate value of the Securities and hence of the Public Offering Price received by the Sponsor for Units. Cash, if any, made available by buyers of Units to the Sponsor prior to the settlement dates for purchase of Units may be used in the Sponsor’s business and may be of benefit to the Sponsor. The Sponsor has adopted an internal policy whereby an allocation of sales credit to a financial consultant may be reversed if Units are sold within 30 days of the effective date of the Trust.

The Sponsor also receives an annual fee at the maximum rate of $.60 per 100 Units for the administrative and other services which it provides during the life of the Trust (see Expenses and Charges—Fees). As indicated under Portfolio, the Sponsor has participated as sole underwriter or manager or member of an underwriting syndicate from which most of the Securities in the Portfolio on the Initial Date of Deposit were acquired.

In maintaining a market for the Units (see Market for Units), the Sponsor will also realize profits or sustain losses in the amount of any difference between the prices at which it buys Units (based on the aggregate value of the Securities) and the prices at which it resells such Units (which include the sales charge) or the prices at which the Securities are sold after it redeems such Units, as the case may be.

MARKET FOR UNITS

While the Sponsor is not obligated to do so, its intention is to maintain a market for Units and offer continuously to purchase Units from the Initial Date of Deposit at prices, subject to change at any time, which will be computed by adding:

•	the aggregate value of Securities in the Trust,

•	amounts in the Trust, including dividends receivable on stocks trading ex-dividend, and

•	all other assets in the Trust.

deducting therefrom the sum of:

•	taxes or other governmental charges against the Trust not previously deducted,

•	accrued fees and expenses of the Trustee (including legal and auditing expenses), the Sponsor and counsel to the Trust and certain other expenses, and

•	amounts for distribution to Holders of record as of a date prior to the evaluation.

The result of the above computation is divided by the number of Units outstanding as of the date of computation.

The Sponsor may discontinue purchases of Units if the supply of Units exceeds demand or for any other business reason. The Sponsor, of course, does not in any way guarantee the enforceability, marketability or price of any Securities in the Portfolio or of the Units. On any given day, however, the price offered by the Sponsor for the purchase of Units shall be an amount not less than the Redemption Price per Unit, based on the aggregate value of Securities in the Trust on the date on which the Units of the Trust are tendered for redemption (see Redemption).

The Sponsor may, of course, redeem any Units it has purchased in the secondary market to the extent that it determines that it is undesirable to continue to hold such Units in its inventory. Factors which the Sponsor will consider in making such a determination will include the number of units of all series of unit trusts which it has in its inventory, the saleability of such units and its estimate of the time required to sell such units and general market conditions. For a description of certain consequences of such redemption for the remaining Holders, see Redemption.

REDEMPTION

Units may be redeemed by the Trustee at its corporate trust office upon payment of any relevant tax without any other fee, accompanied by a written instrument or instruments of transfer with the signature guaranteed by a national bank or trust company, a member firm of any of the New York, Midwest or Pacific Stock Exchanges, or in such other manner as may be acceptable to the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

The Trustee is empowered to sell Securities in order to make funds available for redemption if funds are not otherwise available in the Capital and Income Accounts to meet redemptions (see Administration of the Trust—Accounts and Distribution). The Securities to be sold will be selected by the Trustee from those designated on the current list provided by the Sponsor for this purpose. After the initial public offering period, the Redemption Price per Unit will be reduced to reflect the estimated cost of liquidating securities to meet redemptions. Provision is made in the Indenture under which the Sponsor may, but need not, specify minimum amounts in which blocks of Securities are to be sold in order to obtain the best price for the Trust. While these minimum amounts may vary from time to time in accordance with market conditions, the Sponsor believes that the minimum amounts which would be specified would be a sufficient number of shares to obtain institutional rates of brokerage commissions (generally between 1,000 and 5,000 shares).

Subsequent to the 90-day period following the Initial Date of Deposit, the Trustee will redeem Units “in kind” upon request of a redeeming Holder if the Holder tenders at least $100,000 (the “In Kind Distributions”). Thus, a Holder will be able (except during a period described in the last paragraph under this heading), not later than the seventh calendar day following such tender (or if the seventh calendar day is not a business day, on the first business day prior thereto), to receive in kind an amount per Unit equal to the Redemption Price per Unit (computed as described in Redemption—Computation of Redemption Price per Unit) as determined as of the day of tender. The Redemption Price per Unit for In Kind Distributions will take the form of the distribution of whole and fractional shares of each of the Securities in the amounts and the appropriate proportions represented by the fractional undivided interest in the Trust of the Units tendered for redemption (based upon the Redemption Price per Unit).

In Kind Distributions on redemption will be held by The Bank of New York, as Distribution Agent, for the account, and for disposition in accordance with the instructions of, the tendering Holder as follows:

(a)  The Distribution Agent shall sell the In Kind Distribution as of the close of business on the date of tender and remit to the Holder not later than seven calendar days thereafter the net proceeds of sale, after deducting brokerage commissions and transfer taxes, if any, on the sale unless the tendering Unit Holder requests a distribution of the Securities as set forth in paragraph (b) below. The Distribution Agent may sell the Securities through the Sponsor, and the Sponsor may charge brokerage commissions on those sales. Since these proceeds will be net of brokerage commissions, Holders who wish to receive cash for their Units should always offer them for sale to the Sponsor in the secondary market before seeking redemption by the Trustee. The Trustee may offer Units tendered for redemption and cash liquidation to it to the Sponsor on behalf of any Holder to obtain this more favorable price for the Holder.

(b)  If the tendering Holder requests an In Kind Distribution, the Distribution Agent (or the Sponsor acting on behalf of the Distribution Agent) shall sell any portion of the In Kind Distribution represented by fractional interests in accordance with the foregoing and distribute net cash proceeds to the tendering Holder together with certificates representing whole shares of each of the Securities that comprise the In Kind Distribution. (The Trustee may, however, offer the Sponsor the opportunity to purchase the tendered Units in exchange for the numbers of shares of each Security and cash, if any, which the Holder is entitled to receive. The tax consequences to the Holder would be identical in either case.)

Any amounts paid on redemption representing income received will be withdrawn from the Income Account to the extent funds are available (an explanation of such Account is set forth under Administration of the Trust—Accounts and Distributions). In addition, in implementing the redemption procedures described above, the Trustee and the Distribution Agent shall make any adjustments necessary to reflect differences between the Redemption Price of the Units and the value of the In Kind Distribution as of the date of tender. To the extent that Securities are distributed in kind, the size of the Trust will be reduced.

A Holder may tender Units for redemption on any weekday (a “Tender Day”) which is not one of the following: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving or Christmas. The right of redemption may be suspended and payment postponed for any period, determined by the Securities and Exchange Commission (“SEC”), (1) during which the New York Stock Exchange, Inc. is closed other than for customary weekend and holiday closings, (2) during which the trading on that Exchange is restricted or an emergency exists as a result of which disposal or evaluation of the Securities is not reasonably practicable or (3) for such periods as the SEC may by order permit.

Computation of Redemption Price Per Unit

Redemption Price per Unit is computed by the Trustee as of the Evaluation Time on each June 30 and December 31 (or the last business day prior thereto), as of the Evaluation Time next following the tender of any Unit for redemption on any Tender Day, and on any other business day desired by the Trustee or the Sponsor, by adding (1) the aggregate value of the Securities determined by the Trustee, (2) amounts in the Trust including dividends receivable on stocks trading ex-dividend (with appropriate adjustments to reflect monthly distributions made to Holders) and (3) all other assets in the Trust; deducting therefrom the sum of (a) taxes or other governmental charges against the Trust not previously deducted, (b) accrued fees and expenses of the Trustee (including legal and auditing expenses), the Sponsor and counsel to the Trust and certain other expenses and (c) amounts for distribution to Holders of record as of a date prior to the evaluation; and dividing the result of such computation by the number of Units outstanding as of the date thereof. As of the close of the initial public offering period the Redemption Price per 100 Units will be reduced to reflect the payment of the per 100 Unit organization costs to the Sponsor. Therefore, the amount of the Redemption Price per 100 Units received by a Holder will include the portion representing organization costs only when such Units are tendered for redemption prior to the close of the initial public offering period.

The aggregate value of the Securities shall be determined by the Trustee in good faith in the following manner: if the Securities are listed on a national securities exchange or Nasdaq National Market System, or a foreign securities exchange, such evaluation shall generally be based on the last reported sale price on such exchange, which shall be deemed to be the New York Stock Exchange if the Securities are listed thereon, (unless the Trustee deems such price inappropriate as a basis for evaluation) or, if there is no last reported sale price on such exchange, at the mean between the closing offering and bid side evaluation. If the Securities are not so listed or, if so listed and the principal market therefor is other than on such exchange, such evaluation shall generally be made by the Trustee in good faith based at the mean between current bid and offer prices on the over-the-counter market (unless the Trustee deems such mean inappropriate as a basis for evaluation) or, if bid and offer prices are not available, (1) on the basis of the mean between current bid and offer prices on the over-the-counter market, (2) on the basis of the mean between current bid and offer prices for comparable securities, (3) by the Trustee’s appraising the value of the Securities in good faith at the mean between the bid side and the offer side of the market or (4) by any combination thereof.

EXPENSES AND CHARGES

Initial Expenses — The actual organization costs incurred in organizing the Trust including the cost of the initial preparation, printing and execution of the registration statement and the indenture, federal and state registration fees, the initial fees and expenses of the Trustee, legal expenses and any other out-of-pocket costs, as well as advertising and selling expenses, will be paid by the Sponsor at no cost to the Trust.

Fees — The Trustee’s and Sponsor’s fees are set forth under Summary of Essential Information. The Trustee receives for its services as Trustee and Distribution Agent payable in monthly installments, the amount set forth under Summary of Essential Information. The Trustee’s fee (in respect of services as Trustee), payable monthly, is based on the largest number of Units outstanding during the preceding month. Certain regular and recurring expenses of the Trust, including certain mailing and printing expenses, are borne by the Trust. The Trustee receives benefits to the extent that it holds funds on deposit in the various non-interest bearing accounts created under the Indenture. The Sponsor’s fee, which is earned for trust supervisory services, is based on the largest number of Units outstanding during the year.

The Sponsor’s fee, which is not to exceed the maximum amount set forth under Summary of Essential Information, may exceed the actual costs of providing supervisory services for the Trust, but at no time will the total amount the Sponsor receives for trust supervisory services rendered to all series of Salomon Smith Barney Unit Trusts in any calendar year exceed the aggregate cost to it of supplying these services in that year. In addition, the Sponsor may also be reimbursed for bookkeeping or other administrative services provided to the Trust in amounts not exceeding its cost of providing those services.

The fees of the Trustee and Sponsor may be increased without approval of Holders in proportion to increases under the classification “All Services Less Rent” in the Consumer Price Index published by the United States Department of Labor.

Other Charges — These include: (1) fees of the Trustee for extraordinary services (for example, making distributions due to failure of contracts for Securities), (2) expenses of the Trustee incurred for the benefit of the Trust (including legal and auditing expenses) and expenses of counsel designated by the Sponsor, (3) various governmental charges and fees and expenses for maintaining the Trust’s registration statement current with federal and state authorities, (4) expenses and costs of action taken by the Sponsor, in its discretion, or the Trustee, in its discretion, to protect the Trust and the rights and interests of Holders (for example, expenses in exercising the Trust’s rights under the underlying Securities), (5) indemnification of the Trustee for any losses, liabilities and expenses incurred without gross negligence, bad faith or willful misconduct on its part, (6) indemnification of the Sponsor for any losses, liabilities and expenses incurred without gross negligence, bad faith, willful misconduct or reckless disregard of their duties and (7) expenditures incurred in contacting Holders upon termination of the Trust. The amounts of these charges and fees are secured by a lien on the Trust.

Payment of Expenses — Funds necessary for the payment of the above fees will be obtained in the following manner: (1) first, by deductions from the Income Accounts (see below); (2) to the extent the Income Account funds are insufficient, by distribution from the Capital Accounts (see below) (which will reduce distributions from the Accounts); and (3) to the extent the Income and Capital Accounts are insufficient, by selling Securities from the Portfolio and using the proceeds to pay the expenses. The Sponsor may also direct the Trustee to defer payment of certain expenses, in which case sales for such payment will be deferred. Holders will be at risk of market fluctuations in the Securities with respect to such deferred payments from the accrual dates of such payments to the date of actual sale of Securities to satisfy these liabilities. Each of these methods of payment will result in a reduction of the net asset value of the Units.

Since the Securities are all common stocks, and the income stream produced by dividend payments thereon is unpredictable (see Description of the Trust—Risk Factors), the Sponsor cannot provide any assurance that dividends will be sufficient to meet any or all expenses of the Trust. If dividends are insufficient to cover expenses, it is likely that Securities will have to be sold to meet Trust expenses. Any such sales may result in capital gains or losses to Holders. See Taxes.

ADMINISTRATION OF THE TRUST

Records

The Trustee keeps records of the transactions of the Trust at its corporate trust office including names, addresses and holdings of all Holders of record, a current list of the Securities and a copy of the Indenture. Such records are available to Holders for inspection at reasonable times during business hours.

Accounts and Distributions

Dividends payable to the Trust are credited by the Trustee to an Income Account, as of the date on which the Trust is entitled to receive such dividends as a holder of record of the Securities. All other receipts (i.e., return of capital, stock dividends, if any, and gains) will be credited by the Trustee to a Capital Account. If a Holder elects to receive its distribution in cash, any income distribution for the Holder as of the Record Day will be made on the Distribution Day or shortly thereafter and shall consist of an amount equal to the Holder’s pro rata share of the distributable balance in the Income Account as of such Record Day, after deducting estimated expenses. The only distribution for persons who purchase Units after the Record Day will be the

Final Distribution upon termination of the Trust. In addition, amounts from the Capital Account may be distributed from time to time to Holders of Record. No distribution need be made from the Capital Account if the balance therein is less than an amount sufficient to distribute $7.50 per 100 Units. The Trustee may withdraw from the Income Account, from time to time, such amounts as it deems requisite to establish a reserve for any taxes or other governmental charges that may be payable out of the Trust. Funds held by the Trustee in the various accounts created under the Indenture do not bear interest.

Purchases at Market Discount — Certain of the shareholder dividend reinvestment, stock purchase or similar plans maintained by issuers of the Securities offer shares pursuant to such plans at a discount from market value. Subject to any applicable regulations and plan restrictions, the Sponsor intends to direct the Trustee to participate in any such plans to the greatest extent possible taking into account the Securities held by the Trust in the issuers offering such plans. In such event, the Indenture requires that the Trustee forthwith distribute in kind to the Distribution Agent the Securities received upon any such reinvestment to be held for the accounts of the Holders in proportion to their respective interests in the Trust. It is anticipated that Securities so distributed shall immediately be sold. Therefore, the cash received upon such sale, after deducting sales commissions and transfer taxes, if any, will be used for cash distributions to Holders.

The Trustee will follow a policy that it will place securities transactions with a broker or dealer only if it expects to obtain the most favorable prices and executions of orders. Transactions in securities held in the Trust are generally made in brokerage transactions (as distinguished from principal transactions) and the Sponsor or any of its affiliates may act as brokers therein if the Trustee expects thereby to obtain the most favorable prices and execution. The furnishing of statistical and research information to the Trustee by any of the securities dealers through which transactions are executed will not be considered in placing securities transactions.

Trust Supervision

The Trust is a unit investment trust which normally follows a buy and hold investment strategy and is not actively managed. Therefore the adverse financial condition of an issuer will not necessarily require the sale of its Securities from the Portfolio. However, the Portfolio is regularly reviewed. Traditional methods of investment management for a managed fund (such as a mutual fund) typically involve frequent changes in a portfolio of securities on the basis of economic, financial and market analyses. However, while it is the intention of the Sponsor to continue the Trust’s investment in the Securities in the original proportions, it has the power but not the obligation to direct the disposition of the Securities upon institution of certain legal proceedings, default under certain documents adversely affecting future declaration or payment of anticipated dividends, or a substantial decline in price or the occurrence of materially adverse credit factors that, in the opinion of the Sponsor, would make the retention of the Securities detrimental to the interests of the Holders. The Sponsor intends to review the desirability of retaining any Security in the Portfolio if its Investment Rating is either reduced below 3 or reduced to S or V by the Sponsor’s Research Department. The Sponsor is authorized under the Indenture to direct the Trustee to invest the proceeds of any sale of Securities not required for redemption of Units in eligible money market instruments having fixed final maturity dates no later than the next Distribution Day (at which time the proceeds from the maturity of said instrument shall be distributed to Holders) which are selected by the Sponsor and which will include only the following instruments:

(i)  Negotiable certificates of deposit or time deposits of domestic banks which are members of the Federal Deposit Insurance

Corporation and which have, together with their branches or subsidiaries, more than $2 billion in total assets, except that certificates of deposit or time deposits of smaller domestic banks may be held provided the deposit does not exceed the insurance coverage on the instrument (which currently is $100,000), and provided further that the Trust’s aggregate holding of certificates of deposit or time deposits issued by the Trustee may not exceed the insurance coverage of such obligations and (ii) U.S. treasury notes or bills.

In the event a public tender offer is made for a Security or a merger or acquisition is announced affecting a Security, the Sponsor may instruct the Trustee to tender or sell the Security on the open  market when in its opinion it is in the best interest of the Holders of the Units to do so. In addition, the Sponsor is required to instruct the Trustee to reject any offer made by an issuer of any of the Securities to issue new Securities in exchange or substitution for any Securities except that the Sponsor may instruct the Trustee to accept or reject such an offer to take any other action with respect thereto as the Sponsor may deem proper if (1) the issuer failed to declare or pay anticipated dividends with respect to such Securities or (2) in the written opinion of the Sponsor the issuer will probably fail to declare or pay anticipated dividends with respect to such Securities in the reasonably foreseeable future. Any Securities so received in exchange or substitution shall be sold unless the Sponsor directs that they be held by the Trustee subject to the terms and conditions of the Indenture to the same extent as Securities originally deposited thereunder. If a Security is eliminated from the Portfolio and no replacement security is acquired, the Trustee shall within a reasonable period of time thereafter notify Holders of the Trust of the sale of the Security. Except as stated in this and the following paragraphs, the Trust may not acquire any securities other than (1) the Securities and (2) securities resulting from stock dividends, stock splits and other capital changes of the issuers of the Securities.

The Sponsor is authorized to direct the Trustee to acquire replacement Securities (“Replacement Securities”) to replace any Securities for which purchase contracts have failed (“Failed Securities”), or, in connection with the deposit of Additional Securities, when Securities of an issue originally deposited are unavailable at the time of subsequent deposit, as described more fully below. Replacement Securities that are replacing Failed Securities will be deposited into the Trust within 110 days of the date of deposit of the contracts that have failed at a purchase price that does not exceed the amount of funds reserved for the purchase of Failed Securities. The Replacement Securities shall satisfy certain conditions specified in the Indenture including, among other conditions, requirements that the Replacement Securities shall be publicly-traded common stocks; shall be issued by an issuer subject to or exempt from the reporting requirements under Section 13 or 15(d) of the Securities Exchange Act of 1934 (or similar provisions of law); shall not result in more than 10% of the Trust consisting of securities of a single issuer (or of two or more issuers which are Affiliated Persons as this term is defined in the Investment Company Act of 1940) which are not registered and are not being registered under the Securities Act of 1933 or result in the Trust owning more than 50% of any single issue which has been registered under the Securities Act of 1933; and shall have, in the opinion of the Sponsor, characteristics sufficiently similar to the characteristics of the other Securities in the Trust as to be acceptable for acquisition by the Trust. Whenever a Replacement Security has been acquired for the Trust, the Trustee shall, on the next Distribution Day that is more than 30 days thereafter, make a pro rata distribution of the amount, if any, by which the cost to the Trust of the Failed Security exceeded the cost of the Replacement Security. If Replacement Securities are not acquired, the Sponsor will, on or before the next following Distribution Day, cause to be refunded the attributable sales charge, plus the attributable Market Value of Securities listed under Portfolio plus income attributable to the Failed Security. Any property received by the Trustee after the Initial Date of Deposit as a distribution on any of the Securities in a form other than cash or additional shares of the Securities received in a non-taxable stock dividend or stock split, shall be retained or disposed of by the Trustee as provided in the Indenture. The proceeds of any disposition shall be credited to the Income or Capital Account of the Trust.

The Indenture also authorizes the Sponsor to increase the size and number of Units of the Trust by the deposit of cash (or a letter of credit) with instructions to purchase Additional Securities, contracts to purchase Additional Securities, or Additional Securities in exchange for the corresponding number of additional Units during the 90-day period subsequent to the Initial Date of Deposit, provided that the original proportionate relationship among the number of shares of each Security established on the Initial Date of Deposit (the “Original Proportionate Relationship”) is maintained to the extent practicable. Deposits of Additional Securities subsequent to the 90-day period following the Initial Date of Deposit must replicate exactly the original proportionate relationship among the number of shares of each Security comprising the Portfolio at the end of the initial 90-day period.

With respect to deposits of cash (or a letter of credit) with instructions to purchase Additional Securities, Additional Securities or contracts to purchase Additional Securities, in connection with creating additional Units of the Trust during the  90-day period following the Initial Date of Deposit, the Sponsor may specify minimum amounts of additional Securities to be deposited or purchased. If a deposit is not sufficient to acquire minimum amounts of each Security, Additional Securities may be acquired in the order of the Security most under-represented immediately before the deposit when compared to the Original Proportionate Relationship. If Securities of an issue originally deposited are unavailable at the time of subsequent deposit or cannot be purchased at reasonable prices or their purchase is prohibited or restricted by law, regulation or policies applicable to the Trust or the Sponsor, the Sponsor may (1) deposit cash or a letter of credit with instructions to purchase the Security when practicable (provided that it becomes available within 110 days after the Initial Date of Deposit), (2) deposit (or instruct the Trustee to purchase) Securities of one or more other issues originally deposited or (3) deposit (or instruct the Trustee to purchase) a Replacement Security that will meet the conditions described above. Any funds held to acquire Additional or Replacement Securities which have not been used to purchase Securities at the end of the 90-day period beginning with the Initial Date of Deposit, shall be used to purchase Securities as described above or shall be distributed to Holders together with the attributable sales charge.

Reports to Holders

The Trustee will furnish Holders with each distribution a statement of the amount of income and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. Within a reasonable period of time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Holder of record a statement (1) as to the Income Account: income received; deductions for applicable taxes and for fees and expenses of the Trustee and counsel, and certain other expenses; amounts paid in connection with redemptions of Units and the balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount per Unit outstanding on the last business day of such calendar year; (2) as to the Capital Account: the disposition of any Securities (other than pursuant to In Kind Distributions) and the net proceeds received therefrom; the results of In Kind Distributions in connection with redemption of Units; deductions for payment of applicable taxes and for fees and expenses of the Trustee and counsel and certain other expenses, to the extent that the Income Account is insufficient, and the balance remaining after such distribution and deductions, expressed both as a total dollar amount and as a dollar amount per Unit outstanding on the last business day of such calendar year; (3) a list of the Securities held and the number of Units outstanding on the last business day of such calendar year; (4) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (5) amounts actually distributed during such calendar year from the Income Account expressed both as total dollar amounts and as dollar amounts per Unit outstanding on the record dates for such distributions.

In order to enable them to comply with federal and state tax reporting requirements, Holders will be furnished with evaluations of Securities upon request to the Trustee.

Book-Entry Units

Ownership of Units of the Trust will not be evidenced by certificates. All evidence of ownership of the Units will be recorded in book-entry form either at Depository Trust Company (“DTC”) through an investor’s broker’s account or through registration of the Units on the books of the Trustee. Units held through DTC will be deposited by the Sponsor with DTC in the Sponsor’s DTC account and registered in the nominee name CEDE & CO. Individual purchases of beneficial ownership interest in the Trust will be made in book-entry form through DTC or the Trustee. Ownership and transfer of Units will be evidenced and accomplished by book-entries made by DTC and its participants if the Units are evidenced at DTC, or otherwise will be evidenced and accomplished by book-entries made by the Trustee. DTC will record ownership and transfer of the Units among DTC participants and forward all notices and credit all payments received in respect of the Units held by the DTC participants. Beneficial owners of Units will receive written confirmation of their purchases and sale from the broker-dealer or bank from whom their purchase was made. Units are transferable by making a written request properly accompanied by a written instrument or instruments of transfer which should be sent registered or certified mail for the protection of the Unit Holder. Holders must sign such written request exactly as their names appear on the records of the Trust. Such signatures must be guaranteed by a commercial bank or trust company, savings and loan association or by a member firm of a national securities exchange.

Amendment and Termination

The Sponsor may amend the Indenture, with the consent of the Trustee but without the consent of any of the Holders, (1) to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent, (2) to change any provision thereof as may be required by the SEC or any successor governmental agency and (3) to make such other provisions as shall not materially adversely affect the interest of the Holders (as determined in good faith by the Sponsor). The Indenture may also be amended in any respect by the Sponsor and the Trustee, or any of the provisions thereof may be waived, with the consent of the Holders of 51% of the Units, provided that no such amendment or waiver will reduce the interest in the Trust of any Holder without the consent of such Holder or reduce the percentage of Units required to consent to any such amendment or waiver without the consent of all Holders.

The Indenture will terminate upon the earlier of the disposition of the last Security held thereunder or the Termination Date specified under Summary of Essential Information. The Indenture may also be terminated by the Sponsor if the value of the Trust is less than the minimum value set forth under Summary of Essential Information (as described under Description of the Trust—Risk Factors) and may be terminated at any time by written instrument executed by the Sponsor and consented to by Holders of 51% of the Units. The Trustee shall deliver written notice of any early termination to each Holder of record within a reasonable period of time prior to the termination. Within a reasonable period of time after such termination, the Trustee must sell all of the Securities then held and distribute to each Holder, after deductions of accrued and unpaid fees, taxes and governmental and other charges, such Holder’s interest in the Income and Capital Accounts. Such distribution will normally be made by mailing a check in the amount of each Holder’s interest in such accounts to the address of such nominee Holder appearing on the record books of the Trustee.

EXCHANGE AND ROLLOVER PRIVILEGES

Holders may exchange their Units of the Trust into units of any then outstanding series of Equity Focus Trusts, REIT Portfolio Series (an “Exchange Series”) at their relative net asset values, subject only to a reduced sales load in the secondary market (as disclosed in the prospectus for the Exchange Series). The exchange option described above will also be available to investors in the Trust who elect to purchase units of an Exchange Series within 60 days of their liquidation of Units in the Trust.

Holders who retain their Units until the termination of the Trust may reinvest their terminating distributions into units of a subsequent series of Equity Focus Trusts, REIT Portfolio Series (the “New Series”) provided one is offered. Such purchaser may be entitled to a reduced sales load (as disclosed in the prospectus for the New Series) upon the purchase of units of the New Series.

Under the exchange and rollover privilege, the Sponsor’s repurchase price would be based upon the market value of the Securities in the Trust portfolio and units in the Exchange Series or New Series will be sold to the Holder at a price based on the aggregate market price of the securities in the portfolio of the Exchange Series or New Series. Holders will pay their share of any brokerage commissions on the sale of underlying Securities when their Units are liquidated during the exchange or rollover. Exercise of the exchange or rollover privilege by Holders is subject to the following conditions: (i) the Sponsor must have units available of an Exchange Series or New Series during initial public offering or, if such period is completed, must be maintaining a secondary market in the units of the available Exchange Series or New Series and such units must be available in the Sponsor’s secondary market account at the time of the Holder’s elections; and (ii) exchange will be effected only in whole units. Holders will not be permitted to advance any funds in excess of their redemption in order to complete the exchange. Any excess proceeds received from the Holder for exchange will be remitted to such Holder.

Section 17(a) of the Investment Company Act of 1940 generally prohibits principal transactions between registered investment companies and their affiliates. Pursuant to an exemptive order issued by the SEC, each terminating REIT Portfolio Series can sell duplicated securities directly to a New Series. The exemption will enable the Trust to eliminate commission costs on these transactions. The price for those securities transferred will be the closing sale price on the sale date on the national securities exchange where the securities are principally traded, as certified and confirmed by the Trustee.

It is expected that the terms of the Exchange Series or New Series will be substantially the same as the terms of the Trust described in this Prospectus, and that similar reinvestment programs will be offered with respect to all subsequent series of the Trust. The availability of these options do not constitute a solicitation of an offer to purchase units of an Exchange Series or a New Series or any other security. A Holder’s election to participate in either of these options will be treated as an indication of interest only. Holders should contact their financial professionals to find out what suitable Exchange or New Series is available and to obtain a prospectus. Holders may acquire units of those Series which are lawfully for sale in states where they reside and only those Exchange Series in which the Sponsor is maintaining a secondary market. At any time prior to the exchange by the Holder of units of an Exchange Series, or the purchase by a Holder of units of a New Series, such Holder may change its investment strategy and receive its terminating distribution. An election of either of these options will not prevent the holder from recognizing taxable gain or loss (except in the case of loss, if and to the extent the Exchange or New Series, as the case may be, is treated as substantially identical to the Trust) as a result of the liquidation, even though no cash will be distributed to pay any taxes. Holders should consult their own tax advisers in this regard. The Sponsor reserves the right to modify, suspend or terminate either or both of these reinvestment privileges at any time.

REINVESTMENT PLAN

Distributions of income and/or principal, if any, on Units will be reinvested automatically in additional Units of the Trust, at no extra charge, pursuant to the Trust’s “Reinvestment Plan.” If the Holder does not wish to participate in the Reinvestment Plan and wishes to receive cash distributions, the Holder must notify its financial consultant at Salomon Smith Barney Inc., Robinson-Humphrey or the Trustee (depending upon whether the Units are held in street name through Salomon Smith Barney Inc., Robinson-Humphrey or directly in the name of the Holder, respectively), at least ten business days prior to the Distribution Day to which that election is to apply. The election may be modified or terminated by similar notice.

Distributions being reinvested will be paid in cash to the Sponsor, who will use them to purchase Units of the Trust at the Sponsor’s Repurchase Price (the net asset value per Unit without any sales charge) in effect at the close of business on the Distribution Day. These may be either previously issued Units repurchased by the Sponsor or newly issued Units created upon the deposit of additional Securities in the Trust (see Description of the Trust—Structure and Offering). Each participant will receive an account statement reflecting any purchase or sale of Units under the Reinvestment Plan.

The costs of the Reinvestment Plan will be borne by the Sponsor, at no cost to the Trust. The Sponsor reserves the right to amend, modify or terminate the Reinvestment Plan at any time without prior notice.

RESIGNATION, REMOVAL AND LIMITATIONS ON LIABILITY

Trustee

The Trustee or any successor may resign upon notice to the Sponsor. The Trustee may be removed upon the direction of the Holders of 51% of the Units of a trust at any time, or by the Sponsor without the consent of any of the Holders if the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities. Such resignation or removal shall become effective upon the acceptance of appointment by the successor. In case of such resignation or removal the Sponsor is to use its best efforts to appoint a successor promptly and if upon resignation of the Trustee no successor has accepted appointment within thirty days after notification, the Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Trustee shall be under no liability for any action taken in good faith in reliance on prima facie properly executed documents or for the disposition of monies or Securities, nor shall it be liable or responsible in any way for depreciation or loss incurred by reason of the sale of any Security. This provision, however, shall not protect the Trustee in cases of wilful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. In the event of the failure of the Sponsor to act, the Trustee may act under the Indenture and shall not be liable for any of these actions taken in good faith. The Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon. In addition, the Indenture contains other customary provisions limiting the liability of the Trustee.

Sponsor

The Sponsor may resign at any time if a successor Sponsor is appointed by the Trustee in accordance with the Indenture. Any new Sponsor must have a minimum net worth of $2,000,000 and must serve at rates of compensation deemed by the Trustee to be reasonable and as may not exceed amounts prescribed by the SEC. If the Sponsor fails to perform its duties or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, then the Trustee may (1) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and as may not exceed amounts prescribed by the SEC, (2) terminate the Indentures and liquidate the Trust or (3) continue to act as Trustee without terminating the Indenture.

The Sponsor shall be under no liability to the Trust or to the Holders for taking any action or for refraining from taking any action in good faith or for errors in judgment and shall not be liable or responsible in any way for depreciation of any Security or Units or loss incurred in the sale of any Security or Units. This provision, however, shall not protect the Sponsor in cases of wilful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. The Sponsor may transfer all or substantially all of its assets to a corporation or partnership which carries on its business and duly assumes all of its obligations under the Indenture and in such event it shall be relieved of all further liability under the Indenture.

TAXES

The following is a general discussion of certain federal income tax consequences of the purchase, ownership and disposition of the Units by U.S. citizens and residents and corporations organized in the United States. The summary is limited to investors who hold the Units as “capital assets” (generally, property held for investment) within the meaning of the Internal Revenue Code of 1986 (the “Code”), and does not address the tax consequences of Units held by dealers, financial institutions, pension plans and other tax-exempt organizations, insurance companies or anyone who holds Units as part of a hedge or straddle.

In the opinion of Paul, Hastings, Janofsky & Walker LLP, special counsel for the Sponsor, under existing law:

1.    The Trust is not an association taxable as a corporation for federal income tax purposes, and income received by the Trust will be treated as income of the Holders in the manner set forth in paragraph 3 below.

2.    Each Holder will be considered the owner of a pro rata portion of each Security in the Trust under the grantor trust rules of Sections 671-679 of the Code. A taxable event will generally occur with respect to each Holder when the Trust disposes of a Security (whether by sale, exchange or redemption) or upon the sale, exchange or redemption of Units by such Holder. A Holder should determine its tax cost for each Security represented by its Units by allocating the total cost for its Units, including the sales charge, among the Securities in the Trust in which it holds Units (in proportion to the fair market values of those Securities on the date the Holder purchases its Units).

3.    A Holder will be considered to have received all of the dividends paid on its pro rata portion of each Security when such dividends are received by the Trust even if the Holder does not actually receive such distributions but rather reinvests its dividend distributions pursuant to the Reinvestment Plan. An individual Holder who itemizes deductions will be entitled to deduct its pro rata share of fees and expenses paid by the Trust, but only to the extent that this amount together with the Holder’s other miscellaneous deductions exceeds 2% of its adjusted gross income. The deduction of fees and expenses is subject to limitations for individuals with incomes in excess of certain thresholds.

4.    Under the income tax laws of the State and City of New York, the Trust is not an association taxable as a corporation and is not subject to the New York Franchise Tax on Business Corporations or the New York City General Corporation Tax. For a Holder who is a New York resident, however, a pro rata portion of all or part of the income of the Trust will be treated as income of the Holder under the income tax laws of the State and City of New York. Similar treatment may apply in other states.

A Holder’s pro rata portion of dividends paid with respect to a Security held by the Trust is taxable as ordinary income to the extent of the issuing corporation’s current or accumulated earnings and profits. A Holder’s pro rata portion of dividends paid on such Security that exceed such current or accumulated earnings and profits will first reduce the Holder’s tax basis in such Security, and to the extent that such dividends exceed the Holder’s tax basis will generally be treated as capital gain.

A corporate Holder will not be entitled to a 70% dividends-received deduction with respect to its pro rata portion of dividends received by the Trust from a REIT.

A Holder’s gain, if any, upon the sale, exchange or redemption of Units or the disposition of Securities held by the Trust will generally be considered a capital gain and will be long-term if the Holder has held its Units (and the Trust has held the Securities) for more than one year. Capital gains realized by corporations are generally taxed at the same rates applicable to ordinary income, although non-corporate Holders who realize long-term capital gains with respect to Units held for more than one year may be subject to a reduced tax rate of 20% on such gains (10% if the non-corporate Holder is, and would be after accounting for such gains, eligible for the 10% or 15% tax bracket for ordinary income), rather than the “regular” maximum tax rate of 38.6%. Beginning in the year 2001, for Holders in the 10% or 15% tax bracket for ordinary income (or in the year 2006 for Holders in the 28% or higher tax bracket for ordinary income), capital gains realized with respect to Units and Securities held for more than five years may be subject to a reduced rate or long-term capital gains tax. Tax rates may increase prior to the time when Holders may realize gains from the sale, exchange or redemption of the Units or Securities. Under new legislation taking effect partially in 2001 and to be phased in over time, certain rates of tax on personal income under federal law are scheduled to be reduced, including several of the rates discussed above.

A Holder’s loss, if any, upon the sale or redemption of Units or the disposition of Securities held by the Trust will generally be considered a capital loss and will be long-term if the Holder has held its Units (and the Trust has held the Securities) for more than one year. Capital losses are generally deductible to the extent of capital gains; in addition, up to $3,000 of capital losses ($1,500 for married individuals filing separately) recognized by non-corporate Holders may be deducted against ordinary income.

A pro rata distribution of Securities by the Trustee to a Holder (or to its agent, including the Distribution Agent) upon redemption of Units will not be a taxable event to the Holder or to other Holders. The redeeming or exchanging Holder’s basis for such Securities will be equal to its basis for the same Securities (previously represented by its Units) prior to such redemption or exchange, and its holding period for such Securities will include the period during which it held its Units. However, a Holder will have a taxable gain or loss, which generally will be a capital gain or loss except in the case of a dealer, when the Holder (or its agent, including the Distribution Agent) sells the Securities so received in redemption, when a redeeming or exchanging Holder receives cash in lieu of fractional shares, when the Holder sells its Units or when the Trustee sells the Securities from the Trust.

The Trust will own shares in REITs, which are entities that have elected and qualified for the special tax treatment applicable to “real estate investment trusts.” A number of complex requirements must be satisfied in order for REIT status to be maintained. If the REIT distributes 90% or more of its real estate investment trust taxable income, subject to certain adjustments, to its shareholders, it will not be subject to Federal income tax on the amounts so distributed. Moreover, if the REIT distributes at least 85% of its ordinary income, 95% of its capital gain net income and any shortfall from 100% of such amounts from prior years it will not be subject to the 4% excise tax on certain undistributed income of REITs. Distributions by the REIT from its earnings and profits to its shareholders will be taxable as ordinary income to such shareholders. Distributions of the REIT’s net capital gain, which are designated as capital gain dividends by the REIT, will be taxable to its shareholders as long-term capital gain, regardless of the length of time the shareholders have held their investment in the REIT.

The foregoing discussion relates only to the tax treatment of U.S. Holders with regard to federal and certain aspects of New York State and City income taxes. Holders that are not U.S. citizens or residents (“Foreign Holders”) should be aware that dividend distributions from the Trust attributable to any dividends received by the Trust from domestic and certain foreign corporations will be subject to a U.S. withholding tax of 30%, or a lower treaty rate, if applicable, and under certain circumstances gain from the disposition of Securities or Units may also be subject to Federal income tax. In addition, Holders may be subject to taxation in New York or in other jurisdictions (including a Foreign Holder’s country of residence). Foreign Holders should consult their own tax advisers.

* * *

After the end of each fiscal year for the Trust, the Trustee will furnish to each Holder a statement containing information relating to the dividends received by the Trust, the gross proceeds received by the Trust from the disposition of any Security (resulting from redemption or the sale by the Trust of any Security), and the fees and expenses paid by the Trust. The Trustee will also furnish an information return to each Holder and to the Internal Revenue Service.

Retirement Plans

Units of the Trust may be well suited for purchase by Individual Retirement Accounts (“IRAs”), Keogh plans, pension funds and other qualified retirement plans. Generally, capital gains and income received in each of the foregoing plans are exempt from federal taxation. All distributions from such plans (other than from certain IRAs known as “Roth IRAs”) are generally treated as ordinary income but may be eligible for tax-deferred rollover treatment and, in very limited cases, special 10 year averaging. Holders of Units in IRAs, Keogh plans and other tax-deferred retirement plans should consult their plan custodian as to the appropriate disposition of distributions. Investors considering investment in the Trust through any such plan should review specific tax laws related thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

Before investing in the Trust, the trustee or investment manager of an employee benefit plan (e.g., a pension or profit sharing retirement plan) should consider among other things (a) whether the investment is prudent under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), taking into account the needs of the plan and all of the facts and circumstances of the investment in the Trust; (b) whether the investment satisfies the diversification requirement of Section 404(a)(1)(C) of ERISA; and (c) whether the assets of the Trust are deemed “plan assets” under ERISA and the Department of Labor regulations regarding the definition of “plan assets.”

MISCELLANEOUS

Trustee

The name and address of the Trustee are shown on the back cover of this prospectus. The Trustee is subject to supervision and examination by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System. In connection with the storage and handling of certain Securities deposited in the Trust, the Trustee may use the services of The Depository Trust Company. These services may include safekeeping of the Securities, computer book-entry transfer and institutional delivery services. The Depository Trust Company is a limited purpose trust company organized under the Banking Law of the State of New York, a member of the Federal Reserve System and a clearing agency registered under the Securities Exchange Act of 1934.

Legal Opinion

The legality of the Units has been passed upon by Paul, Hastings, Janofsky & Walker LLP, 399 Park Avenue, New York, New York 10022, as special counsel for the Sponsor.

Auditors

The Statement of Financial Condition and the Portfolio included in this Prospectus have been audited by KPMG LLP, independent auditors, as indicated in their report with respect thereto, and is so included herein in reliance upon the authority of said firm as experts in accounting and auditing.

Sponsor

Salomon Smith Barney Inc. (“Salomon Smith Barney”), was incorporated in Delaware in 1960 and traces its history through predecessor partnerships to 1873. On September 1, 1998, Salomon Brothers, Inc. merged with and into Smith Barney Inc. (“Smith Barney”) with Smith Barney surviving the merger and changing its name to Salomon Smith Barney Inc. The merger of Salomon Brothers Inc. and Smith Barney followed the merger of their parent companies in November 1997. Salomon Smith Barney, an investment banking and securities broker-dealer firm, is a member of the New York Stock Exchange, Inc. and other major securities and commodities exchanges, the National Association of Securities Dealers, Inc. and the Securities Industry Association. Salomon Smith Barney is an indirect wholly-owned subsidiary of Citigroup Inc. The Sponsor or an affiliate is investment adviser, principal underwriter or distributor of more than 60 open-end investment companies and investment manager of 12 closed-end investment companies. Salomon Smith Barney also sponsors all Series of Corporate Securities Trust, Government Securities Trust, Harris, Upham Tax-Exempt Fund and Tax Exempt Securities Trust, and acts as co-sponsor of most Series of Defined Asset Funds.

EQUITY FOCUS
             TRUSTS

REIT Portfolio Series, 2002-A

PROSPECTUS

This Prospectus does not contain all of the information with respect to the Trust set forth in its registration statements filed with the Securities and Exchange Commission, Washington, DC under the Securities Act of 1933 (file no. 333-81908) and the Investment Company Act of 1940 (file no. 811-3491), and to which reference is hereby made. Information may be reviewed and copied at the Commission’s Public Reference Room, and information on the Public Reference Room may be obtained by calling the SEC at
1-202-942-8090. Copies may be obtained from the SEC by:
•	electronic request (after paying a duplicating fee) at the following E-mail address: publicinfo@sec.gov
•	visiting the SEC internet address: http://www.sec.gov
•	writing: Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, DC 20549-6009

Index		Sponsor:
Investment Summary	2	Salomon Smith Barney Inc.
Summary of Essential Information	5	388 Greenwich Street
Independent Auditors’ Report	7	New York, New York 10013
Statement of Financial Condition	8	(212) 816-6000
Portfolio	9
Description of the Trust	11
Risk Factors	14	Trustee:
Public Sale of Units	19	The Bank of New York
Market for Units	21	101 Barclay Street
Redemption	22	New York, New York 10286
Expenses and Charges	24	(877) 363-3613
Administration of the Trust	25
Exchange and Rollover Privileges	30
Reinvestment Plan	31
Resignation, Removal and Limitations on Liability	31
Taxes	32
Miscellaneous	35

No person is authorized to give any information or to make any representations with respect to this Trust, not contained in this Prospectus and you should not rely on any other information. The Trust is registered as a unit investment trust under the Investment Company Act of 1940. Such registration does not imply that the Trust or any of its Units have been guaranteed, sponsored, recommended or approved by the United States or any other state or any agency or office thereof.

Salomon Smith Barney is the service mark used by Salomon Smith Barney Inc. 45AB0101	UT6835